Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE	Media Relations: Charles Coleman, (626) 302-7982
www.edisonnews.com

Investor Relations: Scott Cunningham, (626) 302-2540
www.edisoninvestor.com

Edison International Reports First Quarter 2008 Earnings

•	First quarter 2008 GAAP earnings were $0.91 per share compared to $1.01 per share in the first quarter of 2007.

•

Core earnings increased 2% to $0.92 per share in the first quarter from $0.90 per share in the year-ago quarter, reflecting an increase of $0.01 per share at both Southern California Edison (SCE) and Edison Mission Group (EMG). The increase was largely due to lower net interest expense at SCE and higher gross margin at EMG’s Midwest Generation. Core earnings exclude non-core items and discontinued operations.

•	The current outlook for Edison International 2008 core earnings is around the high end of its guidance range of $3.61 - $4.01 per share.

Edison International Financial Highlights

	Quarter Ended March 31,
(In millions, except per share data)	2008	2007	Change
GAAP earnings per share	$0.91	$1.01	$(0.10)
Core earnings per share	$0.92	$0.90	$0.02
GAAP earnings	$299	$333	$(34)
Core earnings	$304	$299	$5

ROSEMEAD, Calif., May 8, 2008 — Edison International (NYSE: EIX) today reported first quarter 2008 earnings of $0.91 per share. Excluding non-core items, first quarter 2008 core earnings were $0.92 per share, up two percent compared with $0.90 per share in the year-ago first quarter.

“First quarter results were solid. Our improved outlook for the full year reflects positive margin trends in our unregulated power generation business,” said John E. Bryson, chairman and chief executive officer of Edison International.

Note: GAAP earnings refer to net income and GAAP earnings per share refer to basic earnings per share throughout this release. Core earnings is a non-GAAP financial measure; see reconciliation of core earnings to GAAP earnings and reconciliation of core earnings guidance to GAAP earnings guidance.

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Edison International Reports First Quarter 2008 Financial Results

Earnings from Continuing Operations

SCE’s first-quarter 2008 earnings from continuing operations were $0.46 per share, compared to earnings of $0.55 per share in the same quarter last year; this decrease was primarily due to a non-core tax benefit of $0.10 per share last year from the favorable resolution of the income tax treatment of certain environmental remediation costs. Excluding the tax item, SCE’s core earnings in the first quarter increased $0.01 per share, compared to the same quarter last year. This increase was primarily due to lower net interest expense.

EMG’s first-quarter 2008 earnings from continuing operations and core earnings were $0.49 per share, compared to $0.48 per share in the same quarter last year. The increase was primarily due to higher gross margin and the buy-out of a coal contract at Midwest Generation together with higher energy trading results. This was partially offset by lower earnings from Edison Capital and other generation projects together with higher costs associated with EMG’s growth programs.

Discontinued Operations

Edison International’s loss from discontinued operations was $(0.01) per share in the first quarter of 2008 versus earnings from discontinued operations of $0.01 per share in the first quarter of 2007; both related to the 2004 sale of its international businesses.

	Quarter Ended March 31,
Earnings (Loss) Per Share (Unaudited)	2008	2007	Change
Southern California Edison Company	$0.46	$0.55	$(0.09)
Edison Mission Group	0.49	0.48	0.01
EIX parent company and other	(0.03)	(0.03)	—

EIX GAAP earnings per share from continuing operations	0.92	1.00	(0.08)

EIX GAAP earnings (loss) from discontinued operations	(0.01)	0.01	(0.02)

EIX GAAP earnings per share	$0.91	$1.01	$(0.10)

EIX diluted earnings per share	$0.91	$1.00	$(0.09)

	Quarter Ended March 31,
Earnings (Loss) (in millions) (Unaudited)	2008	2007	Change
Southern California Edison Company	$150	$180	$(30)
Edison Mission Group	159	155	4
EIX parent company and other	(5)	(5)	—

EIX income from continuing operations	304	330	(26)

Earnings (loss) from discontinued operations	(5)	3	(8)

EIX net income	$299	$333	$(34)

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Edison International Reports First Quarter 2008 Financial Results

First Quarter Reconciliation of Core Earnings to GAAP Earnings

	Quarter Ended March 31,
Core Earnings[1] (Loss) Per Share (Unaudited)	2008	2007	Change
Southern California Edison Company	$0.46	$0.45	$0.01
Edison Mission Group	0.49	0.48	0.01
EIX parent company and other	(0.03)	(0.03)	—

EIX core earnings per share	0.92	0.90	0.02

Non-core items
SCE – tax item	—	0.10	(0.10)
Earnings (loss) from discontinued operations	(0.01)	0.01	(0.02)

Total non-core items	(0.01)	0.11	(0.12)

EIX GAAP earnings per share	$0.91	$1.01	$(0.10)

	Quarter Ended March 31,
Core Earnings[1] (Loss) (in millions) (Unaudited)	2008	2007	Change
Southern California Edison Company	$150	$149	$1
Edison Mission Group	159	155	4
EIX parent company and other	(5)	(5)	—

EIX core earnings	304	299	5

Non-core items
SCE – tax item	—	31	(31)
Earnings (loss) from discontinued operations	(5)	3	(8)

Total non-core items	(5)	34	(39)

Total EIX net income	$299	$333	$(34)

[1]	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities is included in EIX parent company and other and was $(0.01) per share in both quarters.

2008 EARNINGS GUIDANCE

The company reaffirmed its previously announced 2008 earnings guidance of $3.61 - $4.01 per share. It now sees 2008 core earnings being around the high end of the guidance range. See the risk disclosure statement on page 5 and the presentation accompanying the company’s conference call for further information.

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Edison International Reports First Quarter 2008 Financial Results

Reconciliation of Core Earnings Guidance to GAAP Earnings Guidance

Core Earnings Per Share[1]	2008 Guidance
Southern California Edison	$2.18 – 2.28
Edison Mission Group	$1.57 – 1.87
EIX parent company and other	$(0.14)

EIX core earnings per share	$3.61 – $4.01

Non-core items	—

EIX GAAP earnings per share	$3.61 - $4.01

[1]	Guidance excludes discontinued operations and non-core items. The expected impact of participating securities is ($0.05) per share and is included in EIX parent company and other.

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to GAAP earnings per share.

EPS by principal operating subsidiary is based on the principal operating subsidiary net income and Edison International's weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company. EPS and core EPS by principal operating subsidiary are reconciled to GAAP earnings per share.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its first quarter 2008 financial results at 8 a.m. (Pacific Daylight Time). Two-way participation in the telephone call is limited to financial analysts and investors, while all other interested parties are invited to participate in a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available on the web site as well at www.edisoninvestor.com. The domestic call-in number is (800) 356-8584 and the number for international callers is (850) 429-1225. The ID# is 11600. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through Thursday, May 15, 2008, at the following numbers: (877) 693-4277 for callers in the United States and (402) 220-0042 for international callers. The ID# is 11601.

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Edison International Reports First Quarter 2008 Financial Results

Risk Disclosure Statement

Statements contained in this news release about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2007 Form 10-K and other reports filed with the Securities and Exchange Commission and are available on our Web site at www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

# # #

Edison International (NYSE:EIX), through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, the largest electric utility in California, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

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Edison International Reports First Quarter 2008 Financial Results

Edison International

Consolidated Statements of Income

	Three Months Ended March 31,
In millions, except per-share amounts	2008	2007
	(Unaudited)
Electric utility	$2,349	$2,222
Nonutility power generation	719	672
Financial services and other	15	18

Total operating revenue	3,083	2,912

Fuel	537	486
Purchased power	491	317
Provisions for regulatory adjustment clauses – net	172	289
Other operation and maintenance	974	880
Depreciation, decommissioning and amortization	298	313
Gain on buyout of contract and sale of assets	(17)	—

Total operating expenses	2,455	2,285

Operating income	628	627
Interest and dividend income	14	39
Equity in income from partnerships and unconsolidated subsidiaries – net	2	17
Other nonoperating income	25	17
Interest expense – net of amounts capitalized	(171)	(198)
Other nonoperating deductions	(12)	(11)

Income from continuing operations before tax and minority interest	486	491
Income tax expense	161	129
Dividends on preferred and preference stock of utility not subject to mandatory redemption	13	13
Minority interest	8	19

Income from continuing operations	304	330
Income (loss) from discontinued operations – net of tax	(5)	3

Net income	$299	$333

Weighted-average shares of common stock outstanding	326	326
Basic earnings (loss) per common share:
Continuing operations	$0.92	$1.00
Discontinued operations	(0.01)	0.01

Total	$0.91	$1.01

Weighted-average shares, including effect of dilutive securities	329	330
Diluted earnings (loss) per common share:
Continuing operations	$0.92	$0.99
Discontinued operations	(0.01)	0.01

Total	$0.91	$1.00

Dividends declared per common share	$0.305	$0.29

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Edison International Reports First Quarter 2008 Financial Results

Edison International

Consolidated Balance Sheets

In millions	March 31, 2008	December 31, 2007
	(Unaudited)
ASSETS
Cash and equivalents	$1,545	$1,441
Short-term investments	35	81
Receivables, less allowance of $34 for uncollectible accounts at each date	1,038	1,033
Accrued unbilled revenue	342	370
Fuel inventory	120	116
Materials and supplies	311	316
Derivative assets	192	109
Restricted cash	3	3
Margin and collateral deposits	147	121
Regulatory assets	128	197
Accumulated deferred income taxes – net	218	167
Other current assets	339	290

Total current assets	4,418	4,244

Nonutility property – less accumulated provision for depreciation of $1,822 and $1,765 at respective dates	4,951	4,906
Nuclear decommissioning trusts	3,195	3,378
Investments in partnerships and unconsolidated subsidiaries	260	272
Investments in leveraged leases	2,486	2,473
Other investments	108	96

Total investments and other assets	11,000	11,125

Utility plant, at original cost:
Transmission and distribution	19,158	18,940
Generation	1,795	1,767
Accumulated provision for depreciation	(5,306)	(5,174)
Construction work in progress	1,820	1,693
Nuclear fuel, at amortized cost	231	177

Total utility plant	17,698	17,403

Derivative assets	135	122
Restricted cash	45	48
Rent payments in excess of levelized rent expense under plant operating leases	765	716
Regulatory assets	2,726	2,721
Other long-term assets	1,164	1,144

Total long-term assets	4,835	4,751

Total assets	$37,951	$37,523

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Edison International Reports First Quarter 2008 Financial Results

Edison International

Consolidated Balance Sheets

In millions	March 31, 2008	December 31, 2007
	(Unaudited)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Short-term debt	$400	$500
Long-term debt due within one year	164	18
Accounts payable	807	979
Accrued taxes	119	49
Accrued interest	223	160
Counterparty collateral	48	42
Customer deposits	221	219
Book overdrafts	192	212
Derivative liabilities	203	125
Regulatory liabilities	1,201	1,019
Other current liabilities	814	933

Total current liabilities	4,392	4,256

Long-term debt	9,325	9,016

Accumulated deferred income taxes – net	5,201	5,196
Accumulated deferred investment tax credits	112	114
Customer advances	149	155
Derivative liabilities	111	101
Power-purchase contracts	22	22
Accumulated provision for pensions and benefits	1,133	1,089
Asset retirement obligations	2,925	2,892
Regulatory liabilities	3,256	3,433
Other deferred credits and other long-term liabilities	1,654	1,595

Total deferred credits and other liabilities	14,563	14,597

Total liabilities	28,280	27,869

Minority interest	282	295

Preferred and preference stock of utility not subject to mandatory redemption	907	915

Common stock, no par value (325,811,206 shares outstanding at each date)	2,238	2,225
Accumulated other comprehensive loss	(242)	(92)
Retained earnings	6,486	6,311

Total common shareholders’ equity	8,482	8,444

Total liabilities and shareholders’ equity	$37,951	$37,523

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Edison International Reports First Quarter 2008 Financial Results

Edison International

Consolidated Statements of Cash Flows

	Three Months Ended March 31,
In millions	2008	2007
	(Unaudited)
Cash flows from operating activities:
Net income	$299	$333
Less: Income (loss) from discontinued operations	(5)	3

Income from continuing operations	304	330
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	298	313
Realized loss on impairment of nuclear decommissioning trusts	45	8
Other amortization	27	31
Gain on buyout of contract and sale of assets	(17)	—
Stock based compensation	6	6
Minority interest	8	19
Deferred income taxes and investment tax credits	31	(158)
Equity in income from partnerships and unconsolidated subsidiaries	(2)	(16)
Income from leveraged leases	(13)	(16)
Regulatory assets	77	173
Regulatory liabilities	186	152
Levelized rent expense	(48)	(49)
Derivative assets	(96)	(105)
Derivative liabilities	(162)	(201)
Other assets	(20)	(14)
Other liabilities	92	226
Margin and collateral deposits – net of collateral received	(21)	(7)
Receivables and accrued unbilled revenue	22	77
Inventory and other current assets	(35)	(90)
Book overdraft	(20)	24
Accrued interest and taxes	133	266
Accounts payable and other current liabilities	(215)	(238)
Distributions and dividends from unconsolidated entities	(2)	(1)
Operating cash flows from discontinued operations	(5)	3

Net cash provided by operating activities	573	733

Cash flows from financing activities:
Long-term debt issued	677	30
Long-term debt issuance costs	(9)	(1)
Long-term debt repaid	(7)	(95)
Bonds repurchased	(212)	—
Preference stock redeemed	(7)	—
Rate reduction notes repaid	—	(62)
Short-term debt financing – net	(100)	120
Shares purchased for stock-based compensation	(24)	(106)
Proceeds from stock option exercises	7	39
Excess tax benefits related to stock option exercises	6	17
Dividends to minority shareholders	(17)	(24)
Dividends paid	(99)	(94)

Net cash provided (used) by financing activities	$215	$(176)

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Edison International Reports First Quarter 2008 Financial Results

Edison International

Consolidated Statements of Cash Flows

	Three Months Ended March 31,
In millions	2008	2007
	(Unaudited)
Cash flows from investing activities:
Capital expenditures	$(705)	$(691)
Purchase of interest of acquired companies	—	(4)
Proceeds from sale of property and interests in projects	2	—
Proceeds from nuclear decommissioning trust sales	829	1,029
Purchases of nuclear decommissioning trust investments and other	(859)	(1,062)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	9	15
Maturities and sales of short-term investments	47	1,422
Purchase of short-term investments	(1)	(1,339)
Restricted cash	2	38
Customer advances for construction and other investments	(8)	(59)

Net cash used by investing activities	(684)	(651)

Net increase (decrease) in cash and equivalents	104	(94)
Cash and equivalents, beginning of period	1,441	1,795

Cash and equivalents, end of period	$1,545	$1,701